UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2004

CELLSTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Briercroft Court, Carrollton, Texas 75006

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(972) 466-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On September 22, 2004, CellStar Corporation held a conference call to discuss, among other things, expected financial results for its Asia Pacific operations for the third quarter of 2004 and to discuss its new strategies with respect to those operations. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Transcript of CellStar Corporation conference call held September 22, 2004.

* * * * *

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific itemized reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

Date: September 24, 2004	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Transcript of CellStar Corporation conference call held September 22, 2004

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